                                                                    Exhibit 99.1



         Our expenses associated with the offer and sale of the securities registered under the Registration Statement on Form S-3/A, filed with the Securities and Exchange Commission on December 21, 2001, excluding underwriting discounts, are estimated to be $1,120,000.

         Registration fees and expenses                     $  956,000

         Blue Sky fees and expenses                             10,000

         Printing and engraving expenses                        65,000

         Legal fees and expenses                                50,000

         Accounting fees and expenses                           15,000

         Trustee fees and expenses                              10,000

         Transfer agent and registrar fees                      10,000

         Miscellaneous                                           4,000
                                                            ----------

                           Total                            $1,120,000
                                                            ==========